Exhibit 99.1
FREEDOM ACQUISITION HOLDINGS, INC.
(a corporation in the development stage)

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders of
Freedom Acquisition Holdings, Inc.
     We have audited the accompanying balance sheet of Freedom Acquisition Holdings, Inc. (a corporation in the development stage) (the “Company”) as of December 28, 2006 and the related statements of operations, stockholders’ equity and cash flows for the period from June 8, 2006 (date of inception) to December 28, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Freedom Acquisition Holdings, Inc. (a corporation in the development stage) as of December 28, 2006, and the results of its operations and its cash flows for the period from June 8, 2006 (date of inception) to December 28, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
December 28, 2006

FREEDOM ACQUISITION HOLDINGS, INC.
(a corporation in the development stage)
BALANCE SHEET
December 28, 2006

ASSETS

Current asset, Cash	$598,859

Other asset, Cash held in trust fund	466,320,000

$466,918,859

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accrued expenses	$250
Accrued offering costs	15,000
Notes payable, stockholders	250,000

Total current liabilities	265,250

Long-term liabilities,
Deferred underwriters’ fee	16,320,000

Common stock, subject to possible redemption, 9,595,200 shares at redemption value	93,247,353

Stockholders’ equity

Preferred stock, $.0001 par value; 1,000,000 shares authorized; none issued
Common stock, $.0001 par value, authorized 200,000,000 shares; 60,000,003 shares issued and outstanding (including 9,595,200 shares subject to possible redemption)	6,000
Additional paid-in capital	357,077,975

Income accumulated during the development stage	2,281

Total stockholders’ equity	357,086,256

$466,918,859

See accompanying notes to financial statements

FREEDOM ACQUISITION HOLDINGS, INC.
(a corporation in the development stage)
STATEMENT OF OPERATIONS

For the period
from June 8, 2006
(date of inception)
to December 28, 2006

Interest income	$2,681

Formation and operating costs	400

Net income	$2,281

Approximate weighted average number of common shares outstanding, basic and diluted	12,250,000

Net income per common share, basic and diluted	$—

See accompanying notes to financial statements

FREEDOM ACQUISITION HOLDINGS, INC.
(a corporation in the development stage)
STATEMENT OF STOCKHOLDERS’ EQUITY
For the period from June 8, 2006 (date of inception) to December 28, 2006

				Income
				Accumulated
				During the
			Additional Paid-in	Development
	Common Shares	Amount	Capital	Stage	Total
Common shares issued to existing stockholders	12,000,003	$1,200	$23,800	$—	$25,000

Issue of warrants in private placement	—	—	4,500,000	—	4,500,000

Proceeds subject to possible redemption, 9,595,200 shares	—	—	(93,247,353)	—	(93,247,353)

Sale of 48,000,000 units on December 28, 2006 at a price of $10 per unit, net of underwriters’ discount and offering costs (including 9,595,200 shares subject to possible redemption)	48,000,000	4,800	445,801,528	—	445,806,328

Net income	—	—	—	2,281	2,281

Balance at December 28, 2006	60,000,003	$6,000	$357,077,975	$2,281	$357,086,256

See accompanying notes to financial statements

FREEDOM ACQUISITION HOLDINGS, INC.
(a corporation in the development stage)
STATEMENT OF CASH FLOWS

For the period
from June 8,
2006 (date of
inception) to
December 28,
2006
Cash flows from operating activities
Net income	$2,281
Adjustment to reconcile net income to net cash provided by operating activities:
Change in operating assets and liabilities:
Accrued expenses	250

Net cash provided by operating activities	2,531

Net cash used in investing activities
Cash held in trust fund	(466,320,000)

Cash flows from financing activities
Proceeds from notes payable, stockholders	250,000
Proceeds from issuance of founding units	25,000
Gross proceeds of public offering	480,000,000
Proceeds from issuance of warrants in private placement	4,500,000
Payments for underwriters’ discount and offering costs	(17,858,672)

Net cash provided by financing activities	466,916,328

Net increase in cash	598,859

Cash, beginning of period

Cash, end of period	$598,859

Supplemental schedule of non-cash financing activities:
Accrual of offering costs	$15,000

Deferred underwriters’ fees	$16,320,000

See accompanying notes to financial statements

Freedom Acquisition Holdings, Inc.
(a corporation in the development stage)
Notes to Financial Statements
NOTE A—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
     Freedom Acquisition Holdings, Inc. (a corporation in the development stage) (the “Company”) was incorporated in Delaware on June 8, 2006. The Company was formed to acquire an operating business through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination. The Company has neither engaged in any operations nor generated revenue to date. The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting By Development Stage Enterprises”, and is subject to the risks associated with activities of development stage companies. The Company has selected December 31st as its calendar year end.
     The Company’s management has broad discretion with respect to the specific application of the net proceeds of the offering of Units (as described in Note C) (the “Offering”), although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) an operating business (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Since the closing of the Offering, approximately 96% of the gross proceeds, after payment of certain amounts to the underwriters, is in a trust account (“Trust Account”) and will be invested in either short-term securities issued or guaranteed by the United States having a rating in the highest investment category granted thereby by a recognized credit rating agency at the time of acquisition or short-term tax exempt municipal bonds issued by governmental entities located within the United States and otherwise meeting the condition under Rule 2a-7 promulgated under the Investment Company Act of 1940, until the earlier of (i) the consummation of its first Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that 20% or more of the outstanding stock (excluding, for this purpose, those shares of common stock issued prior to the Offering) vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. Public stockholders voting against a Business Combination will be entitled to convert their stock into a pro rata share of the Trust Account (including the additional 3.4% fee of the gross proceeds payable to the underwriters upon the Company’s consummation of a Business Combination), including any interest earned (net of taxes payable and the amount distributed to the Company to fund its working capital requirements) on their pro rata share, if the business combination is approved and consummated. However, voting against the Business Combination alone will not result in an election to exercise a stockholder’s conversion rights. A stockholder must also affirmatively exercise such conversion rights at or prior to the time the Business Combination is voted upon by the stockholders. All of the Company’s stockholders prior to the Offering, including all of the directors of the Company have agree to vote all of the shares of common stock held by them in accordance with the vote of the majority in interest of all other stockholders of the Company.
     In the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied, the proceeds held in the Trust Account will be distributed to the Company’s public stockholders, excluding the founding stockholders to the extent of their initial stock holdings. In the event of such distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering discussed in Note C).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Development Stage Company:
     The Company complies with the reporting requirements of SFAS No. 7, “Accounting and Reporting by Development Stage Enterprises.”
     Common stock:
     On November 29, 2006, the Company effected a four-fifths (4/5) reverse stock split. On December 14, 2006, the Company effected a (i) one-for-three stock dividend for each issued and outstanding share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) one-for-three unit dividend for each issued and outstanding unit (the “Units”) of the Company. On December 21, 2006, the Company effected a (i) one-for-five stock dividend for each issued and outstanding share of the Company’s Common Stock and (ii) one-for-five unit dividend for each issued and outstanding Unit of the Company. All transactions and disclosures in the financial statements, related to the Company’s Common Stock and Units, have been adjusted to reflect the effect of the stock and unit reverse split and dividends.
     Net income per common share:
     Income per common share is based on the weighted average number of common shares outstanding. The Company complies with SFAS No. 128, “Earnings Per Share,” which requires dual presentation of basic and diluted earnings per share on the face of the statement of operations. Basic income per share excludes dilution and is computed by dividing income available to common stockholders by the weighted-average common shares outstanding for the period. Diluted income per share reflects the potential dilution that could occur if warrants were to be exercised or otherwise resulted in the issuance of common stock that then shared in the earnings of the entity.
     Concentration of credit risk:
     Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, exceeds the Federal depository insurance coverage of $100,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.
     Fair value of financial instruments:
     The fair value of the Company’s assets and liabilities, which qualify as financial instruments under SFAS No. 107, “Disclosure About Fair Value of Financial Instruments,” approximates the carrying amounts presented in the accompanying balance sheet.
     Use of estimates:
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
     Income tax:
     The Company complies with SFAS 109, “Accounting for Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

NOTE C—THE OFFERING
     On December 28, 2006, the Company sold 48,000,000 units (“Units”) at a price of $10.00 per Unit in the Offering. Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (“Warrant”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $7.50 commencing on the later of (a) one year from the date of the final prospectus for the Offering or (b) the completion of a Business Combination with a target business, and will expire five years from the date of the prospectus. The Warrants will be redeemable at a price of $0.01 per Warrant upon 30 days prior notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of the warrants during the exercise period, there will be no cash settlement of the warrants and the warrants will expire worthless.
NOTE D—RELATED PARTY TRANSACTIONS
     Each of Berggruen Holdings North America, Ltd. (“Berggruen Holdings”), Marlin Equities North America, LLC (“Marlin Equities”) and three independent directors have purchased an aggregate of 12,000,003 of the Company’s founding units (adjusted to reflect the effect of the stock and unit reverse split and dividends) for an aggregate price of $25,000 in a private placement. The units are identical to those sold in the Offering, except that each of the founders will agree to vote its founders’ common stock in the same manner as a majority of the public stockholders who vote at the special or annual meeting called for the purpose of approving our initial business combination. As a result, they will not be able to exercise conversion rights with respect to the founders’ common stock if our initial business combination is approved by a majority of our public stockholders. The founders’ common stock included therein will not participate with the common stock included in the units sold in the Offering in any liquidating distribution. The founders’ warrants included therein will become exercisable after our consummation of a business combination, if and when the last sales price of the Company’s common stock exceeds $14.25 per share for any 20 trading days within a 30 trading day period beginning 90 days after such business combination and will be non-redeemable so long as they are held by our founders or their permitted transferees.
     The Company issued two $125,000 unsecured promissory notes, one each, to Berggruen Holdings and Marlin Equities. These advances are non-interest bearing and due within 60 days following the consummation of the Offering. A portion of the loans will be repaid out of the proceeds of the Offering not placed in trust and the balance of the loans will be repaid out of the interest we receive on the balance of the trust account.
     The Company presently occupies office space provided by Berggruen Holdings, Inc. Berggruen Holdings, Inc. has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $10,000 per month for such services beginning after the successful completion of the Offering.
     On December 28, 2006, immediately prior to the Offering, Berggruen Holdings and Marlin Equities collectively purchased directly from the Company, in a private placement, 4,500,000 warrants at a price of $1 per warrant (an aggregate purchase price of approximately $4,500,000). The warrants are identical to the warrants issued with the Units except that the warrants will not be sold or transferred until completion of a Business Combination.
     In addition, Berggruen Holdings and Marlin Equities, collectively have agreed to purchase 5,000,000 units at a price of $10 per unit (an aggregate price of $50,000,000) from the Company in a private placement that will occur immediately prior to the Company’s consummation of a Business Combination. These private placement units will be identical to the units sold in the Offering. They have also agreed that these units will not be sold, transferred, or assigned until at least one year after the completion of the Business Combination.

NOTE E—COMMITMENTS
     The Company paid an underwriting discount of 3.6% of the public unit offering price to the underwriters at the closing of the Offering, with an additional 3.4% fee of the gross offering proceeds payable upon the Company’s consummation of a Business Combination.
     The Company has granted the underwriters a 30-day option to purchase up to 7,200,000 additional units to cover the over-allotment. The over-allotment option will be used only to cover a net short position resulting from the initial distribution.
NOTE F—PREFERRED STOCK
     The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.